UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21327

Dreyfus Premier Manager Funds II
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	11/30/04

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $7,450 in 2003 and $3,000 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier

Balanced Opportunity Fund

ANNUAL REPORT November 30, 2004

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier

Balanced Opportunity Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Balanced Opportunity Fund, covering the 12-month period from December 1, 2003, through November 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with Thomas Plumb, David Duchow, Timothy O’Brien and Clint Oppermann, of Wisconsin Capital Management, Inc., the fund’s sub-investment adviser.

The Federal Reserve Board has steadily raised short-term interest rates four times since June 2004, and while volatile energy prices continue to somewhat dampen the U.S. economy’s expansion, a relatively weak U.S. dollar and strengthening U.S. labor market suggest that we remain in an expansion phase. Historically during this stage of the economic cycle, higher-quality stocks generally outperform more speculative stocks. If inflation remains subdued, as we expect, higher-quality bonds also may benefit, despite the likelihood of further moves by the Fed toward higher short-term interest rates.

Of course, the specific investments that may be right for you in today’s economic and market environment depend on your current needs, future goals, tolerance for risk and the composition of your overall portfolio.As always, your financial advisor may be in the best position to recommend the specific asset classes and most suitable investments that will satisfy your financial needs most effectively.

Thank you for your continued confidence and support.

The Dreyfus Corporation December 15, 2004
2

DISCUSSION OF FUND PERFORMANCE

Thomas Plumb, David Duchow, Timothy O’Brien and Clint Oppermann, Portfolio Managers

Wisconsin Capital Management, Inc., Sub-Investment Adviser

How did Dreyfus Premier Balanced Opportunity Fund perform relative to its benchmarks?

For the 12-month period ending November 30, 2004, the fund’s Class J shares achieved a total return of 8.69% .1 The fund’s benchmarks, the Standard & Poor’s Composite Stock Price Index (“S&P 500 Index”) and the Lehman Brothers Intermediate Government/Credit Bond Index, achieved total returns of 12.85% and 3.24%, respectively, for the same period.2

Between their inception on February 2, 2004, and the end of the fund’s annual reporting period on November 30, 2004, the fund’s Class A, B, C, R and T shares achieved total returns of 2.33%, 1.64%, 1.75%, 2.38% and 2.12%, respectively.1 From January 31, 2004, through November 30, 2004, the S&P 500 Index and the Lehman Brothers Intermediate Government/Credit Bond Index achieved total returns of 5.29% and 1.67%, respectively.2

Stocks and bonds generally gained value over the reporting period as a growing economy and low inflation offset headwinds caused by rising short-term interest rates, higher energy prices and political con-cerns.The fund’s returns lagged the S&P 500 Index, primarily due to its bond holdings, relatively light exposure to energy stocks and weakness among its holdings of large pharmaceutical companies.

What is the fund’s investment approach?

The fund seeks high total return through a combination of capital appreciation and current income.To pursue this goal, the fund invests in a diversified mix of stocks and fixed-income securities.When allocating assets, the portfolio managers assess the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

When choosing stocks, the portfolio managers look for companies that possess most of the following characteristics: leading market positions;

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

high barriers to market entry and other competitive or technological advantages; high returns on equity and assets; good growth prospects; strong management; and relatively low debt burdens. Additionally, these companies’ stocks are purchased when sizeable discounts of value are evident. The fund’s equity portfolio may include large company stocks, smaller company stocks, growth stocks and value stocks that the portfolio managers believe can provide competitive returns under different market environments.This flexible approach to equity investing enables the fund to invest wherever the portfolio managers believe opportunity exists.

When choosing bonds, the fund generally invests in non-callable, investment-grade fixed-income securities, although it may invest up to 5% of its total assets in securities rated below investment grade. The dollar-weighted average portfolio maturity of the fund’s fixed-income securities normally will not exceed 10 years.

What other factors influenced the fund’s performance?

Although we choose investments one company at a time according to their individual merits and not according to broader economic trends, a changing market environment nonetheless represented a significant driver of the fund’s performance. For much of the reporting period, lackluster economic growth and rising interest rates held back the stock market’s returns. However, these factors were more than offset by positive factors, including strong corporate earnings, low inflation and, in November, the end of uncertainty caused by a contentious presidential election.

While the fund benefited during the reporting period from its emphasis on stocks over bonds, its equity returns were modestly constrained by weakness among large pharmaceutical stocks. Current fund holdings such as Merck & Co., Pfizer and Bristol-Myers Squibb suffered when investors reacted negatively to upcoming patent expirations and concerns regarding new product development. In addition, despite strong contributions from fund holdings such as Exxon Mobil and ChevronTexaco, the fund maintained lighter exposure to energy companies overall than its equity benchmark, further hindering its returns as energy prices and profits surged.

On the other hand, the fund benefited from timely investments in for-profit education providers Career Education and Corinthian Colleges, which rebounded from earlier weakness caused by industry-wide accreditation and accounting issues. In other areas, the fund received

4

positive contributions from point-of-sale marketer Catalina Marketing, which gained value as investors recognized its strong business fundamentals in the wake of a management change. Other strong performers for the reporting period included banking giant Bank of America, industrial conglomerate Tyco International, technology solutions provider Electronic Data Systems and drug store chain CVS.

The fund’s bond portfolio was relatively defensively positioned during much of the reporting period to protect the fund from the potentially eroding effects of higher interest rates. We focused primarily on short-maturity bonds, including single-A rated corporate bonds and U.S. government securities. This portfolio holds fixed-income investments primarily as a tool to reduce the volatility of its stock investments, so we will continue to focus our fixed-income strategy on principal preservation.We feel this is especially important in a rising interest-rate environment.

What is the fund’s current strategy?

We have continued to emphasize stocks over bonds. However, because we currently expect the rate of corporate earnings growth to moderate, we have intensified our focus on what we believe to be high-quality companies with strong cash flows and a history of consistent earnings. Although we recently have found more of these opportunities among larger companies, including multinational corporations that may benefit from a weakening U.S. dollar, our research also continues to uncover small- and midcap stocks that meet our investment criteria.

December 15, 2004
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 30, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers Intermediate
Government/Credit Bond Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.Total returns are calculated on a month-end basis.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Balanced Opportunity Fund Class A shares, Class B shares, Class C shares, Class J shares, Class R shares and Class T shares with the Standard & Poor’s 500 Composite Stock Price Index and the Lehman Brothers Intermediate Government/Credit Bond Index

† Source: Lipper Inc.

Past performance is not indicative of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R, Class T and Class J shares of Dreyfus Premier Balanced Opportunity Fund on 11/30/94 to a $10,000 investment made in both the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and the Lehman Brothers Intermediate Government/Credit Bond Index (the “Lehman Index”) on that date. All dividends and capital gain distributions are reinvested.

As of the close of business on January 30, 2004, Dreyfus Premier Balanced Opportunity Fund (the “fund”) commenced operations after all of the assets of another mutual fund advised by the fund’s sub-investment adviser,Thompson Plumb Balanced Fund (“predecessor fund”), were transferred to the fund in exchange for Class J shares of the fund in a tax-free reorganization. Class J shares are closed to new investors. On that date, the fund began to offer Class A, B, C, R and T shares, which are subject to sales charges and additional expenses that Class J shares are not.The performance figures for Class A, Class B, Class C, Class R and Class T shares in the line graph above include the performance of the predecessor fund from November 30, 1994, to January 30, 2004, and are adjusted to reflect the applicable sales loads and expenses. The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares and all other applicable fees and expenses on all classes.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.The indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/04

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	2.18%	6.57%	12.02%
without sales charge	8.41%	7.83%	12.69%
Class B shares
with applicable redemption charge †	3.68%	7.39%	12.69%
without redemption	7.68%	7.69%	12.69%
Class C shares
with applicable redemption charge ††	6.79%	7.71%	12.63%
without redemption	7.79%	7.71%	12.63%
Class J shares	8.69%	7.89%	12.72%
Class R shares	8.46%	7.85%	12.70%
Class T shares
with applicable sales charge (4.5%)	3.31%	6.81%	12.15%
without sales charge	8.18%	7.79%	12.67%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class A, Class B, Class C, Class R and Class T shares shown in the table include the performance of the predecessor fund from November 30, 1994, to January 30, 2004, and are adjusted to reflect the applicable sales loads and expenses. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Balanced Opportunity Fund from June 1, 2004 to November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended November 30, 2004

	Class A	Class B	Class C	Class R	Class T	Class J

Expenses paid
per $1,000 †	$ 6.29	$ 10.36	$ 9.95	$ 5.83	$ 7.67	$ 4.71
Ending value
(after expenses)	$1,045.50	$1,041.30	$1,041.80	$1,046.00	$1,044.50	$1,047.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended November 30, 2004

	Class A	Class B	Class C	Class R	Class T	Class J

Expenses paid
per $1,000 †	$ 6.21	$ 10.23	$ 9.82	$ 5.76	$ 7.57	$ 4.65
Ending value
(after expenses)	$1,018.85	$1,014.85	$1,015.25	$1,019.30	$1,017.50	$1,020.40

  Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 2.03% for Class B, 1.95% for Class C, 1.14% for Class R, 1.50% for Class T and .92% for Class J, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
8

STATEMENT OF INVESTMENTS November 30, 2004
Common Stocks—65.2%	Shares		Value ($)

Consumer Discretionary—9.7%
Blyth	140,000		4,103,400
Catalina Marketing	300,000		8,430,000
Interpublic Group of Companies	800,000	[a]	9,928,000
Kohl’s	210,000	[a]	9,693,600
Liberty Media	840,000	[a]	8,677,200
McDonald’s	300,000		9,222,000
Time Warner	525,000	[a]	9,297,750
Viacom, Cl. B	300,000		10,410,000
			69,761,950
Consumer Staples—5.7%
Altria Group	200,000	[b]	11,498,000
CVS	160,000		7,259,200
Coca-Cola	260,000		10,220,600
Nestle, ADR	185,000		11,868,858
			40,846,658
Energy—2.6%
ChevronTexaco	180,000		9,828,000
Exxon Mobil	170,000		8,712,500
			18,540,500
Financial—9.3%
Bank of America	300,000		13,881,000
Berkshire Hathaway, Cl. A	65	[a]	5,440,500
Citigroup	225,000		10,068,750
Federal Home Loan Mortgage	100,000		6,826,000
Federal National Mortgage Association	180,000		12,366,000
J.P. Morgan Chase & Co.	315,000		11,859,750
Marsh & McLennan Cos.	240,000		6,861,600
			67,303,600
Health Care—14.9%
Bristol-Myers Squibb	345,000		8,107,500
Cardinal Health	335,000		17,513,800
First Health Group	950,000	[a]	16,929,000
IMS Health	400,000		9,028,000
McKesson	470,000		13,888,500
Merck & Co.	300,000		8,406,000
Pfizer	550,000		15,273,500

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Schering-Plough	345,000	6,158,250
Wyeth	300,000	11,961,000
		107,265,550
Industrials—8.7%
Career Education	435,000 [a]	16,921,500
Cendant	330,000	7,481,100
Corinthian Colleges	1,000,000 [a]	17,425,000
General Electric	400,000	14,144,000
Tyco International	200,000	6,794,000
		62,765,600
Information Technology—12.7%
BISYS Group	1,025,000 [a]	16,410,250
Electronic Data Systems	700,000	15,715,000
First Data	300,000	12,327,000
Fiserv	350,000 [a]	13,478,500
Microsoft	560,000	15,013,600
Sabre Holdings	325,000	7,501,000
Unisys	950,000 [a]	10,915,500
		91,360,850
Telecommunication Services—1.6%
SBC Communications	445,000	11,200,650
Total Common Stocks
(cost $430,714,582)		469,045,358

Preferred Stocks—2.8%

Auto Manufacturing—.9%
General Motors,
Cum., $1.84	250,000 [b]	6,375,000
Financial—1.1%
Citigroup Capital VII,
Cum., $1.78	300,000	8,034,390
Telecommunications—.8%
Verizon South,
Cum., Ser.F, $1.75	220,000	5,891,886
Total Preferred Stocks
(cost $19,594,794)		20,301,276

10

	Principal
Bonds and Notes—29.6%	Amount ($)	Value ($)

Agricultural Biotechnology—1.5%
Altria Group,
Notes, 6.375%, 2/1/2006	10,315,000	10,578,466
Auto Manufacturing—.2%
Ford Motor Co, Notes:
8.875%, 4/1/2006	1,015,000	1,067,542
7.25%, 10/1/2008	500,000 [b]	538,107
		1,605,649
Auto Trucks & Parts—.3%
Johnson Controls,
Notes, 6.3%, 2/1/2008	2,000,000	2,156,580
Banking—1.7%
Bank of America Corp.,
Sr. Notes, 6.375%, 5/15/2005	1,074,000	1,091,943
Sub Notes, 7.125%, 3/1/2009	3,200,000	3,572,349
First Union,
Sub. Notes, 6.4%, 4/1/2008	2,000,000	2,164,002
US Bank NA,
Notes, 2.85%, 11/15/2006	4,000,000	3,968,728
Wells Fargo Bank,
Sub. Deb., 7.55%, 6/21/2010	1,000,000	1,157,539
		11,954,561
Chemicals—.2%
Chevron Phillips,
Notes, 5.375%, 6/15/2007	1,500,000	1,552,169
Commercial Services—.2%
General American Transportation,
Notes, 8.625%, 12/1/2004	1,500,000	1,500,000
Computers—.5%
International Business Machines,
Notes, 2.375%, 11/1/2006	4,000,000	3,943,416
Electric Utilities—.6%
Alliant Energy Resources,
Notes, 7.375%, 11/9/2009	1,500,000	1,694,130
Wisconsin Energy,
Sr. Notes, 5.875%, 4/1/2006	886,000	918,672
Wisconsin Power & Light,
Notes, 7%, 6/15/2007	1,500,000	1,610,620
		4,223,422

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Financial—7.9%
Bear Stearns,
Sr. Notes, 3.5%, 2/15/2009	1,182,000	1,144,044
Boeing Capital,
Sr. Notes, 5.65%, 5/15/2006	1,935,000	2,001,705
Caterpillar Financial Services,
Notes, 3.7%, 8/15/2008	5,000,000	4,965,055
Citicorp,
Sr. Notes, 7.125%, 11/15/2008	5,000,000	5,426,980
Ford Motor Credit,
Notes, 6.875%, 2/1/2006	1,000,000	1,033,628
GATX Financial Corp.,
Notes, 6.86%, 10/13/2005	1,000,000	1,011,964
General Electric Capital,
Debs., 8.75%, 5/21/2007	1,540,000	1,732,964
General Electric Global Insurance,
Notes, 7.5%, 6/15/2010	5,725,000	6,484,307
Goldman Sachs,
Notes, 7.35%, 10/1/2009	6,000,000	6,805,440
International Lease Finance, Notes:
4.75%, 7/1/2009	10,015,000 [b]	10,190,052
4.55%, 10/15/2009	4,000,000	4,025,300
Morgan Stanley,
Notes, 4%, 1/15/2010	10,000,000	9,834,050
Textron Financial Corp.,
Notes, 3.35%, 4/24/2006	2,000,000 [c]	2,031,098
		56,686,587
Health Care—3.3%
American Home Products,
Notes, 7.9%, 2/15/2005	5,000,000	5,049,680
Bristol-Myers Squibb,
Notes, 4.75%, 10/1/2006	7,750,000	7,940,201
Cardinal Health, Notes:
6%, 1/15/2006	3,650,000	3,742,246
6.25%, 7/15/2008	4,000,000	4,191,468
Tenet Healthcare,
Sr. Notes, 6.375%, 12/1/2011	3,000,000	2,797,500
		23,721,095
Information Technology—.1%
Oracle,
Sr. Notes, 6.91%, 2/15/2007	945,000	1,006,441

12

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Insurance—3.0%
Loews,
Notes, 6.75%, 12/15/2006	2,000,000	2,123,764
Marsh & McLennan Companies, Sr. Notes:
5.375%, 3/15/2007	10,000,000	10,158,730
7.125%, 6/15/2009	5,000,000	5,358,145
Prudential Financial,
Notes, 4%, 1/15/2009	4,000,000	3,984,664
		21,625,303
Media—1.8%
Disney (Walt),
Notes, 7.3%, 2/8/2005	7,500,000	7,565,700
Liberty Media,
Notes, 3.5%, 9/25/2006	5,000,000	4,976,215
		12,541,915
Oil & Gas—.5%
Conoco,
Sr. Notes, 6.35%, 4/15/2009	3,397,000	3,703,087
Telecommunications—2.8%
AT&T Wireless Services,
Sr. Notes, 7.875%, 3/1/2011	8,000,000	9,368,408
Level 3 Communications,
Sr. Notes, 11%, 3/15/2008	5,000,000 [b]	4,575,000
Pacific Bell,
Notes, 6.125%, 2/15/2008	1,000,000	1,064,494
SBC Communications,
Notes, 5.75%, 5/2/2006	5,000,000	5,173,180
		20,181,082
U.S. Government Agencies—4.2%
Federal Home Loan Banks,
Bonds, 4%, 12/16/2013	2,000,000	1,999,786
Federal Home Loan
Mortgage Corp., Notes:
2.375%, 2/15/2007	8,000,000	7,853,472
4.75%, 12/8/2010	5,000,000	5,015,350
Federal National Mortgage
Association, Notes:
4%, 11/10/2014	5,000,000	5,002,040
5%, 11/28/2014	10,000,000	10,033,690
		29,904,338

The Fund 13

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Treasury Notes—.8%
2.625%, 3/15/2009	6,000,000 [b]	5,774,766
Total Bonds and Notes
(cost $211,520,691)		212,658,877

Other Investments—1.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $11,405,000)	11,405,000 [d]	11,405,000

Investment of Cash Collateral
for Securities Loaned—2.2%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $15,910,678)	15,910,678 [d]	15,910,678

Total Investments (cost $689,145,745)	101.4%	729,321,189
Liabilities, Less Cash and Receivables	(1.4%)	(9,942,066)
Net Assets	100.0%	719,379,123

ADR—American Depository Receipts
[a] Non-income producing.
[b] A portion of these securities are on loan.At November 30, 2004, the total market value of the fund’s securities on loan is $15,338,081 and the total market value of the collateral held by the fund is $15,910,678.
[c] Variable rate security—interest rate is subject to periodic change.
[d] Investments in affiliated money market mutual funds.

Portfolio Summary (Unaudited) †

	Value (%)		Value

Financial	18.3	Telecommunications	5.
Health Care	18.2	U.S. Government Agencies	4.
Information Technology	12.8	Money Market Investments	3.
Consumer Discretionary	9.7	Other	14.
Industrials	8.7
Consumer Staples	5.7		101.

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2004

					Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $15,338,081)—Note 1(b):
Unaffiliated issuers				661,830,067		702,005,511
Affiliated issuers				27,315,678		27,315,678
Cash						3,579,200
Dividends and interest receivable						5,210,006
Receivable for shares of Beneficial Interest subscribed						2,354,543
Prepaid expenses						166,345
						740,631,283

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)						757,928
Liability for securities on loan—Note 1(b)						15,910,678
Payable for investment securities purchased						4,010,558
Payable for shares of Beneficial Interest redeemed						368,476
Accrued expenses						204,520
						21,252,160

Net Assets ($)						719,379,123

Composition of Net Assets ($):
Paid-in capital						668,309,627
Accumulated undistributed investment income—net						6,890,078
Accumulated net realized gain (loss) on investments						4,003,974
Accumulated net unrealized appreciation
(depreciation) on investments						40,175,444

Net Assets ($)						719,379,123

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T	Class J

Net Assets ($)	214,948,793 134,790,506 121,544,820			416,336	2,508,104 245,170,564
Shares
Outstanding	11,136,227	7,030,340	6,333,411	21,558	130,191	12,672,070

Net Asset Value
Per Share ($)	19.30	19.17	19.19	19.31	19.26	19.35

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended November 30, 2004
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,041,180
Affiliated issuers	190,023
Interest	5,263,112
Income from securities lending	55,754
Total Income	12,550,069
Expenses:
Investment advisory fee—Note 3(a)	3,509,529
Shareholder servicing costs—Note 3(c)	861,524
Distribution fees—Note 3(b)	840,238
Registration fees	162,800
Custodian fees—Note 3(c)	52,498
Professional fees	49,969
Prospectus and shareholders’ reports	43,593
Accounting services fees—Note 3(a)	25,221
Trustees’ fees and expenses—Note 3(d)	9,010
Loan commitment fees—Note 2	1,356
Miscellaneous	25,283
Total Expenses	5,581,021
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(3,019)
Less—directed brokerage—Note 1(f)	(3,300)
Net Expenses	5,574,702
Investment Income—Net	6,975,367

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,020,906
Net unrealized appreciation (depreciation) on investments	19,254,136
Net Realized and Unrealized Gain (Loss) on Investments	27,275,042
Net Increase in Net Assets Resulting from Operations	34,250,409

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2004 [a]	2003 [b]

Operations ($):
Investment income—net	6,975,367	3,032,554
Net realized gain (loss) on investments	8,020,906	(2,167,356)
Net unrealized appreciation
(depreciation) on investments	19,254,136	19,431,263
Net Increase (Decrease) in Net Assets
Resulting from Operations	34,250,409	20,296,461

Dividends to Shareholders from ($):
Investment income—net:
Class J shares	(3,108,952)	(2,164,694)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	221,057,398	—
Class B shares	134,953,548	—
Class C shares	123,396,405	—
Class R shares	405,655	—
Class T shares	2,536,699	—
Class J shares	62,031,901	87,603,097
Dividends reinvested:
Class J shares	2,743,173	1,945,155
Cost of shares redeemed:
Class A shares	(13,358,077)	—
Class B shares	(4,243,419)	—
Class C shares	(5,278,702)	—
Class R shares	(10)	—
Class T shares	(91,511)	—
Class J shares	(52,906,444)	(28,716,464)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	471,246,616	60,831,788
Total Increase (Decrease) in Net Assets	502,388,073	78,963,555

Net Assets ($):
Beginning of Period	216,991,050	138,027,495
End of Period	719,379,123	216,991,050
Undistributed investment income—net	6,890,078	3,027,420

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended November 30,

	2004 [a]	2003 [b]

Capital Share Transactions:
Class A [c]
Shares sold	11,855,076	—
Shares redeemed	(718,849)	—
Net Increase (Decrease) in Shares Outstanding	11,136,227	—

Class B [c]
Shares sold	7,259,310	—
Shares redeemed	(228,970)	—
Net Increase (Decrease) in Shares Outstanding	7,030,340	—

Class C
Shares sold	6,618,891	—
Shares redeemed	(285,480)	—
Net Increase (Decrease) in Shares Outstanding	6,333,411	—

Class R
Shares sold	21,559	—
Shares redeemed	(1)	—
Net Increase (Decrease) in Shares Outstanding	21,558	—

Class T
Shares sold	135,107	—
Shares redeemed	(4,916)	—
Net Increase (Decrease) in Shares Outstanding	130,191	—

Class J
Shares sold	3,330,826	5,192,114
Shares issued for dividends reinvested	151,223	124,054
Shares redeemed	(2,828,675)	(1,727,118)
Net Increase (Decrease) in Shares Outstanding	653,374	3,589,050

[a]	The fund commenced offering six classes of shares on February 2, 2004.The existing shares were redesignated
Class J shares and the fund added Class A, Class B, Class C, Class R and Class T shares.
[b]	Represents information for Class J shares’ predecessor,Thompson Plumb Balanced Fund.
[c]	During the period ended November 30, 2004, 23,015 Class B shares representing $427,083 were automatically converted to 22,913 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class J shares represents the financial highlights of the fund’s predecessor, Thompson Plumb Balanced Fund, before the fund commenced operations as of the close of business on January 30, 2004, and represents the performance of the fund’s Class J shares thereafter. Before the fund commened operations, substantially all of the assets of the Thompson Plumb Balanced Fund were transferred to the fund’s Class J shares in a tax-free reorganization.Total return for the periods before the fund commenced operations shows how much an investment in the Thompson Plumb Balanced Fund would have increased (or decreased) during those periods, assuming all dividends and distributions were reinvested.Total return from February 2, 2004 (commencement of operations) to November 30, 2004 reflects how much an investment in the Fund’s Class A,Class B,Class C,Class R and Class T shares would have increased (or decreased) assuming all dividends and distributions were reinvested.

	Class A	Class B	Class C	Class R	Class T
	Shares	Shares	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	18.86	18.86	18.86	18.86	18.86
Investment Operations:
Investment income—net [a]	.28	.15	.16	.35	.23
Net realized and unrealized
gain (loss) on investments	.16	.16	.17	.10	.17
Total from Investment Operations	.44	.31	.33	.45	.40
Net asset value, end of period	19.30	19.17	19.19	19.31	19.26

Total Return (%) [b]	2.33[c]	1.64[c]	1.75[c]	2.38	2.12[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets [b]	1.03	1.70	1.64	.97	1.26
Ratio of net expenses
to average net assets [b]	1.03	1.70	1.64	.97	1.26
Ratio of net investment income
to average net assets [b]	1.52	.83	.84	2.11	1.19
Portfolio Turnover Rate	32.41	32.41	32.41	32.41	32.41

Net Assets, end of period ($ X 1,000)	214,949	134,791	121,545	416	2,508

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended November 30,

Class J Shares	2004 [a]	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	18.05	16.37	18.66	19.21	18.54
Investment Operations:
Investment income—net	.34[b]	.25	.26	.26	.27
Net realized and unrealized
gain (loss) on investments	1.21	1.69	(.98)	1.54	1.95
Total from Investment Operations	1.55	1.94	(.72)	1.80	2.22
Distributions:
Dividends from investment income—net	(.25)	(.26)	(.26)	(.27)	(.21)
Dividends from net realized
gain on investments	—	—	(1.31)	(2.08)	(1.34)
Total Distributions	(.25)	(.26)	(1.57)	(2.35)	(1.55)
Net asset value, end of period	19.35	18.05	16.37	18.66	19.21

Total Return (%)	8.69	12.05	(4.07)	10.75	12.99

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	1.08	1.11	1.17	1.22
Ratio of net expenses
to average net assets	.95	1.07	1.10	1.15	1.22
Ratio of net investment income
to average net assets	1.79	1.90	1.91	1.73	1.42
Portfolio Turnover Rate	32.41	41.73	79.24	58.23	77.94

Net Assets, end of period ($ X 1,000)	245,171	216,991	138,027	83,800	60,100

[a]	The fund commenced offering six classes of shares on February 2, 2004.The existing shares were redesignated
Class J shares.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Balanced Opportunity Fund (the “fund”) is a separate diversified series of Dreyfus Premier Manager Funds II (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers one series, the fund. The fund’s investment objective seeks high total return through a combination of capital appreciation and current income.The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Effective January 30, 2004, Wisconsin Capital Management, Inc. (“Wisconsin Capital”), formerly known as Thompson Plumb & Associates, Inc. (“TPA”), serves as the fund’s sub-investment adviser.

On January 16, 2004, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board, all of the assets, subject to the liabilities, of Thompson Plumb Balanced Fund, a series of Thompson Plumb Funds, Inc., were transferred to Dreyfus Premier Balanced Opportunity Fund in exchange for shares of Beneficial Interest of Dreyfus Premier Balanced Opportunity Fund’s Class J shares of equal value on the close of business on January 30, 2004. Holders of Thompson Plumb Balanced Fund received Dreyfus Premier Balanced Opportunity Fund, Class J shares, in an amount equal to the aggregate net asset value of their investment in Thompson Plumb Balanced Fund at the time of the exchange. The net asset value of Dreyfus Premier Balanced Opportunity Fund’s Class J shares on February 2, 2004, before and after the reorganization, was $18.86 per share and a total of 12,858,734 Class J shares representing net assets of $242,453,020 (including $32,550,642 net unrealized appreciation on investments) were issued to Thompson Plumb Balanced Fund’s shareholders in the exchange.The exchange was a tax-free event to shareholders.The fund is designed to have the same investment objective and substantially similar investment policies and strategies as the Thompson Plumb Balanced Fund. Class J shares are closed to new investors.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R, Class T and Class J shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class J shares were created in connection with the reorganization of the Thompson Plumb Balanced Fund and are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of November 30, 2004, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 1,060 Class R shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

22

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

Debt securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

24

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At November 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,907,799,

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

undistributed capital gains $5,233,976 and unrealized appreciation $38,927,721.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2004 and November 30, 2003 were as follows: ordinary income $3,108,952 and $2,164,694, respectively.

During the period ended November 30, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $2,745 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

(f) Directed brokerage arrangements: The fund’s Class J shares had directed brokerage arrangements with Fidelity Capital Markets and BNY Brokerage. Upon purchase and/or sale of the investment securities at best execution, Class J shares paid brokerage commissions to Fidelity Capital Markets and BNY Brokerage.These commission payments generated non-refundable cumulative credits, which were available to pay certain expenses of Class J shares. For the period ended February 2, 2004, Class J expenses were reduced by $3,300 by utilizing these direct brokerage credits.This resulted in the decrease in the expense ratio being charged to shareholders for Class J shares for the period ended February 2, 2004 of less than .01%. In accordance with the Securities and Exchange Commission (“SEC”) requirements, such amounts are required to be shown as expenses and have been included in the Statement of Operations. This arrangement was terminated upon conversion, as of the close of business on January 30, 2004.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund

26

based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”)with Dreyfus,the investment advisory fee is computed at the annual rate of .80 of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from February 2, 2004 until January 30, 2006, to waive receipt of its fees and/or assume the expenses of the fund, so that annual fund operating expenses for Class J, exclusive of taxes, interest, brokerage commissions, commitment fees and extraordinary expenses, do not exceed 1.11% . Prior to the reorganization date of Thompson Plumb Balanced Fund into the fund, Thompson Plumb Balanced Fund paid an advisory fee to TPA computed at the annual rate of .85% of average daily net assets up to $50 million and .80% of average daily net assets in excess of $50 million. During the period ended November 30, 2004, there was no expense reimbursement pursuant to the Agreement.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Wisconsin Capital, Dreyfus has agreed to pay Wisconsin Capital a monthly fee in the amount of 100% of the management fee paid by the fund to Dreyfus for such month,less certain fees waived or expenses paid or reimbursed by Dreyfus, on the fund’s assets attributable to accounts of shareholders who have an adviser-client relationship with Wisconsin Capital (including the accounts of all shareholders of Thompson Plumb Balanced Fund as of the reorganization date who continue as shareholders of the fund following the reorganization of Thompson Plumb Balanced Fund), plus, with respect to all other assets of the fund, an annual fee of ..30 of 1% of the value of the fund’s average daily net assets up to $300 million and .25 of 1% of the value of the fund’s average daily net assets in excess of $300 million, payable monthly.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to an Accounting Services Agreement with Thompson Plumb Balanced Fund, TPA maintained Thomas Plumb Balanced Fund’s financial records in accordance with the Act, prepared all necessary statements of Thompson Plumb Balanced Fund and calculated the net asset value per share of Thompson Plumb Balanced Fund on a daily basis.As compensation for its services,Thompson Plum Balanced Fund paid TPA a fee computed daily and payable monthly at the annual rate of ..15% of net assets up to $30 million, .10% of net assets in excess of $30 million and .025% of net assets in excess of $100 million, with a minimum fee of $30,000 per year.The calculation of daily net asset value was subcontracted to U.S. Bancorp Fund Services, resulting in a fee paid by TPA in the amount of $25,221 for the period ended January 30, 2004.This agreement was terminated as of the close of business on January 30, 2004, due to the reorganization.

During the period ended November 30, 2004, the Distributor retained $794,696 and $8,031 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $102,704 and $31,556 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of their average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2004, Class B, Class C and Class T shares were charged $414,456, $422,855 and $2,927, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding

28

the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2004, Class A, Class B, Class C and Class T shares were charged $212,746, $138,152, $140,952 and $2,927, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for Class A, Class B, Class C, Class R and Class T shares of the fund. During the period ended November 30, 2004, the fund was charged $158,488 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2004, the fund was charged $52,498 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $456,716, Rule 12b-1 distribution plan fees $150,913, shareholder services plan fees $92,564, custodian fees $11,172 and transfer agency per account fees $46,563.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended November 30, 2004, amounted to $611,866,880 and $137,178,360, respectively.

At November 30, 2004, the cost of investments for federal income tax purposes was $690,393,468; accordingly, accumulated net unrealized appreciation on investments was $38,927,721, consisting of $51,274,258 gross unrealized appreciation and $12,346,537 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to

30

12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTE 6—Proposed Plan of Reorganization:

As of the close of business on December 17, 2004, pursuant to an Agreement and Plan of Reorganization previously approved by the Board of Trustees, all of the assets, subject to the liabilities, of Dreyfus Balanced Fund, Inc. were transferred to the fund. Shareholders of Dreyfus Balanced Fund, Inc. received Class Z shares of the fund, in an amount equal to the aggregate net asset value of their investment in Dreyfus Balanced Fund, Inc. at the time of the exchange. The fund’s net asset value on the fund’s Class Z shares at the close of business on December 17, 2004, after the reorganization, was $19.60 per share, and a total of 6,160,460 Class Z shares representing net assets of $120,745,007 (including $13,596,353 net unrealized appreciation on investments) were issued to Dreyfus Balanced Fund, Inc.’s shareholders in the exchange.The exchange was a tax-free event to shareholders.

On July 14, 2004, the Board of Trustees approved, subject to approval of shareholders of Dreyfus Premier Balanced Fund, an Agreement and Plan of Reorganization to merge the fund with Dreyfus Premier Balanced Fund in a tax-free reorganization.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus Premier Balanced Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Premier Balanced Opportunity Fund (the “Fund”) (one of the series constituting Dreyfus Premier Manager Funds II), at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with U.S. generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstate-ment.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York January 11, 2005
32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 72.61% of the ordinary dividends paid during the fiscal year ended November 30, 2004 as qualifying for the corporate dividends received deduction and also for the fiscal year ended November 30, 2004, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $85,289 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (2003)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 186

———————
David P. Feldman (65) Board Member (2003)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (64) Board Member (2003)

Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30
34

Gloria Messinger (75) Board Member (2003)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 19

———————

T. John Szarkowski (78) Board Member (2003)

Principal Occupation During Past 5 Years:

• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 19

———————
Anne Wexler (74) Board Member (2003)
Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since September 2003.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 93 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since September 2003.

Chief Investment Officer,Vice Chairman and a director of Dreyfus, and an officer of 93 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 51 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since September 2003.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

JEFF PRUSNOFSKY, Secretary since September 2003.

Associate General Counsel of Dreyfus, and an officer of 26 investment companies (comprised of 88 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1990.

36

STEVEN F. NEWMAN, Assistant Secretary since September 2003.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since September 2003.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, Treasurer since September 2003.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 26 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ROBERT SVAGNA, Assistant Treasurer since September 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 27 investment companies (comprised of 106 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since September 2003.

Mutual Funds Tax Director of Dreyfus, and an officer of 94 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (94 investment companies, comprising 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2003.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 34 years old and has been an employee of the Distributor since October 1998.

The Fund 37

For More Information

Dreyfus Premier	Transfer Agent &
Balanced Opportunity Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Investment Adviser	New York, NY 10166
The Dreyfus Corporation	Transfer Agent & Dividend
200 Park Avenue	Disbursing Agent (Class J)
New York, NY 10166	U.S. Bancorp Fund Services, LLC
Sub-Investment Adviser	615 East Michigan Street
Milwaukee,WI 53202
Wisconsin Capital Management, Inc.
1200 John Q. Hammons Drive	Distributor
Madison,WI 53717	Dreyfus Service Corporation
Custodian	200 Park Avenue
New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $17,500 in 2003 and $41,000 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2003 and $0 in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies [CUSTOMIZE SERVICE LIST FOR FUND].]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $0 in 2004.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2003 and $0 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Manager Funds II
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	February 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	February 2, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	February 2, 2005

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]